UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2019

Parker-Hannifin Corporation
(Exact Name of Registrant as Specified in its Charter)

Ohio	1-4982	34-0451060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

(216) 896-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 26, 2019, Parker-Hannifin Corporation (“Parker”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) among Parker, Erie Merger Sub, Inc., a wholly owned subsidiary of Parker (“Merger Sub”), LORD Corporation (“LORD”) and Shareholder Representative Services LLC, as shareholders’ representative, pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into LORD (the “Merger”). As a result of the Merger, Merger Sub will cease to exist, and LORD will survive as a wholly owned subsidiary of Parker.

Pursuant to the Merger Agreement, Parker will pay a purchase price of $3.675 billion in cash, on a cash-free, debt-free basis, subject to customary post-closing adjustments. The purchase price is expected to be financed with new debt.

The completion of the Merger is subject to customary conditions, including, without limitation, (1) the absence of any order, law or other legal restraint or prohibition preventing or prohibiting completion of the Merger, (2) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (3) the receipt of other antitrust approvals, (4) subject to certain qualifications, the accuracy of representations and warranties of Parker, Merger Sub and LORD, and (5) the performance of or compliance with the covenants and agreements made by Parker, Merger Sub and LORD, respectively.

The Merger Agreement contains customary representations, warranties and covenants, including certain customary operating restrictions on the conduct of the business of LORD during the period from the execution of the Merger Agreement to the closing of the Merger.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this report and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

The representations, warranties and covenants set forth in the Merger Agreement have been made only for the purposes of that agreement and solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, such representations and warranties (1) will not survive consummation of the Merger and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement and (2) were made only as of the dates specified in the Merger Agreement. Accordingly, investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Parker, LORD or any of their respective subsidiaries, affiliates or businesses.

Item 8.01.	Other Events.

On April 29, 2019, Parker issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On April 29, 2019, Parker also provided supplemental information regarding the proposed transaction in connection with a presentation to investors. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Parker cautions readers not to place undue reliance on these statements. The risks and uncertainties in connection with such forward-looking statements related to the proposed transaction include, but are not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the proposed transaction; the possibility of non-consummation of the proposed transaction and termination of the merger agreement; the failure to satisfy any of the conditions to the proposed transaction set forth in the Merger Agreement; the possibility that a governmental entity may prohibit the consummation of the proposed transaction or may delay or refuse to grant a necessary regulatory approval in connection with the proposed transaction, or that in order for the parties to obtain any such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; adverse effects on Parker’s common stock because of the failure to complete the proposed transaction; Parker’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; the possibility that the expected synergies and value creation from the proposed transaction will not be realized or will not be realized within the expected time period; the parties being unable to successfully implement integration strategies; and significant transaction costs related to the proposed transaction. Readers should consider these forward-looking statements in light of risk factors discussed in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 filed on August 24, 2018 and other periodic filings made with the Securities and Exchange Commission. Parker makes these statements as of the date of this disclosure and undertakes no obligation to update them unless otherwise required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*
Agreement and Plan of Merger, among Parker-Hannifin Corporation, Erie Merger Sub, Inc., LORD Corporation and Shareholder Representative Services LLC, as shareholders’ representative, dated as of April 26, 2019.

99.1	Press Release, dated April 29, 2019, issued by Parker-Hannifin Corporation.

99.2	Investor Presentation, dated April 29, 2019.

*
Certain exhibits and schedules to the Merger Agreement have been omitted and Parker hereby undertakes to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

April 29, 2019	By:	/s/ Joseph R. Leonti
Joseph R. Leonti
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

2.1*
Agreement and Plan of Merger, among Parker-Hannifin Corporation, Erie Merger Sub, Inc., LORD Corporation and Shareholder Representative Services LLC, as shareholders’ representative, dated as of April 26, 2019.

99.1	Press Release, dated April 29, 2019, issued by Parker-Hannifin Corporation.

99.2	Investor Presentation, dated April 29, 2019.

*
Certain exhibits and schedules to the Merger Agreement have been omitted and Parker hereby undertakes to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request.